MEDIA MAX, INC.

FINANCIAL STATEMENTS

September 30, 2007 and December 31, 2006

MOORE & ASSOCIATES, CHARTERED

ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Media Max, Inc.

(A Development Stage Company)

We have audited the accompanying balance sheet of Media Max, Inc. (A Development Stage Company) as of September 30, 2007 and December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for September 30, 2007, December 31, 2006, and December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Media Max, Inc. (A Development Stage Company) as of September 30, 2007 and December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for September 30, 2007, December 31, 2006, and December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Moore & Associates, Chartered

Moore & Associates Chartered

Las Vegas, Nevada

November 5, 2007

2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

MEDIA MAX, INC.
Balance Sheets

ASSETS

	September 30,	December 31,
	2007	2006
CURRENT ASSETS

Cash	$84,758	$15,495
Accounts receivable, net	535,650	395,339
Prepaid expenses	6,622	16,080

Total Current Assets	627,030	426,914

FIXED ASSETS

Office equipment	25,754	25,754
Leasehold improvements	142,341	130,080
Accumulated depreciation	(125,384)	(116,745)

Total Fixed Assets	42,711	39,089

TOTAL ASSETS	$669,741	$466,003

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

Accounts payable and accrued expenses	$150,997	$209,965

Total Liabilities	150,997	209,965

STOCKHOLDERS' EQUITY

Common stock	500	500
Additional paid-in capital	-	-
Retained earnings	518,244	255,538

Total Stockholders' Equity	518,744	256,038

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$669,741	$466,003

The accompanying notes are an integral part of these financial statements.
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MEDIA MAX, INC.
Statements of Operations

	Nine Months Ended	Year Ended	Year Ended
	September 30,	December 31,	December 31,
	2007	2006	2005
REVENUES

Advertising revenue	$2,729,661	$3,118,685	$2,123,279

Total Revenue	2,729,661	3,118,685	2,123,279

COST OF GOODS SOLD	1,793,771	2,098,051	1,897,313

Gross Margin	935,890	1,020,634	225,966

EXPENSES

General and administrative	669,035	830,113	467,391
Depreciation	8,639	11,521	39,818

Total Expenses	677,674	841,634	507,209

Income (Loss) from Operations	258,216	179,000	(281,243)

OTHER INCOME (EXPENSES)

Gain on sale of equipment	-	13,615	-
Interest income	6,018	5,768	4,165

Total Other Income (Expenses)	6,018	19,383	4,165

Net Income (Loss)	$264,234	$198,383	$(277,078)

PER SHARE DATA:

Basic and diliuted income (loss) per share	$264.23	$198.38	$(277.08)

Weighted average number of shares outstanding
	1,000	1,000	1,000

The accompanying notes are an integral part of these financial statements.
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MEDIA MAX, INC.
Statements of Stockholders' Equity

			Additional
	Common Stock		Paid-in	Retained
	Shares	Amount	Capital	Earnings

Balance, December 31, 2004	1,000	$500	$-	$417,467

Distributions to shareholders	-	-	-	(58,110)

Net income for the year ended December 31, 2005
	-	-	-	(277,078)

Balance, December 31, 2005	1,000	500	-	82,279

Distributions to shareholders	-	-	-	(25,123)

Net income for the year ended December 31, 2006
	-	-	-	198,383

Balance, December 31, 2006	1,000	500	-	255,539

Distributions to shareholders	-	-	-	(2,529)

Net income for the nine months ended September 30, 2007
	-	-	-	265,234

Balance, September 30, 2007	1,000	$500	$-	$518,244

The accompanying notes are an integral part of these financial statements.
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MEDIA MAX, INC.
Statements of Cash Flows

	Nine Months Ended	Year Ended	Year Ended
	September, 30	December 31,	December 31,
	2007	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$265,234	$198,383	$(277,078)
Adjustments to Reconcile Net Loss to Net Cash Used by Operating Activities:
Depreciation	8,639	11,521	39,818
Gain on sale of equipment	-	(13,615)	-
Changes in Operating Assets and Liabilities:
(Increase) decrease in receivables	(140,311)	(221,631)	470,762
Increase (decrease) in prepaid expenses	9,459	(16,080)	-
Increase (decrease) in accounts payable and accrued expenses	(58,968)	(1,165)	(126,240)

Net Cash Used in Operating Activities	84,053	(42,587)	107,262

CASH FLOWS FROM INVESTING ACTIVITIES

Sale of fixed assets	-	31,999	-
Purchase of fixed assets	(12,261)	(25,973)	(60,844)

Net Cash Provided (Used) By Investing Activities	(12,261)	6,026	(60,844)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to shareholders	(2,529)	(25,123)	(58,110)

Net Cash Provided (Used) By Financing Activities	(2,529)	(25,123)	(58,110)

INCREASE (DECREASE) IN CASH	69,263	(61,684)	(11,692)

CASH AT BEGINNING OF PERIOD	15,495	77,179	88,871

CASH AT END OF PERIOD	$84,758	$15,495	$77,179

Supplemental Cash Flow Disclosures:

Cash paid for:
Interest expense	$-	$-	$-
Income taxes	$-	$-	$-

Non Cash Financing Activities:
None	$-	$-	$-

The accompanying notes are an integral part of these financial statements.
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MEDIA MAX, INC.

Notes to the Financial Statements

September 30, 2007 and December 31, 2006

NOTE 1 -	NATURE OF ORGANIZATION

a. Organization and Business Activities

The Company was incorporated under the laws of the State of Pennsylvania on August 31, 1998 with a principal business objective of providing advertising services.

b. Depreciation

The cost of the property and equipment will be depreciated over the estimated useful life of 5 to 7 years. Depreciation is computed using the straight-line method when the assets are placed in service.

c. Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year-end.

d. Cash and Cash Equivalents

For the purpose of the statement of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

e. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f. Revenue Recognition

The Company recognizes when products are fully delivered or services have been provided and collection is reasonably assured.

g. Organization Costs

The Company has expensed the costs of its incorporation.

h. Advertising

The Company follows the policy of charging the costs of advertising to expense as incurred.

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MEDIA MAX, INC.

Notes to the Financial Statements

September 30, 2007 and December 31, 2006

NOTE 1 -	NATURE OF ORGANIZATION (continued)

i. Concentrations of Risk

The Company’s bank accounts are deposited in insured institutions. The funds are insured up to $100,000. At September 30, 2007 and December 31, 2006, the Company’s bank deposits did not exceed the insured amounts.

j.	Basic Net Income Per Share

The Computation of basic net income per share of common stock is based on the weighted average number of shares outstanding during the period.

                                                                                          For the Nine               For the Year                 For the Year

                                                                                          Months Ended               Ended                           Ended

                                                                                          September 30,            December 31,             December 31,

                                                                                                  2007                              2006                               2005

Net Income (Loss)                                          $     264,234                $     198,383                 $      (277,078)

Shares (denominator                                                 1,000                           1,000                              1,000

                     Per share amount                     $     264.23               $      198.38                    $    277.08

k.	Income Taxes

The Company has elected to be taxed as a Sub-chapter S corporation whereby the income and expenses of the Company are taxed at the shareholder level. Accordingly, there is no income tax expense (benefit) on the Company’s financial statements.

l.	Accounts Receivable

The Company’s accounts receivable are net of the allowance for the estimated doubtful accounts of $-0- and $-0- as of September 30, 2007 and December 31, 2006.

NOTE 2 -	RELATED PARTY TRANSACTIONS

On October 1, 2006, the Company entered into a lease agreement with a shareholder for its office space. The lease calls for monthly payments of $1,500 and is renewable month to month.

The Company purchases almost all of its advertising media from Media Depot, Inc., a company owned by the shareholders of the Company.

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